UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

December 7, 2022

ProtoKinetix, Incorporated

(Exact name of registrant as specified in its charter)

Nevada	000-32917	94-3355026
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

412 Mulberry Street

Marietta, OH 45750

Address of principal executive offices

304-299-5070

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 3.02 Recent Sales of Unregistered Securities

On December 9, 2022, ProtoKinetix, Incorporated (the “Company”) issued 2,520,000 shares of common stock of the Company to Clarence E. Smith, the Company’s President and CEO, in connection with a private placement of common stock at a price of $0.025 per share, for total proceeds of $63,000. No solicitation was used in the offering. The Company relied on the exemption from registration available under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering.  No commissions were paid in connection with these issuances of securities.  A Form D will be filed no later than 15 days from December 9, 2022.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 7, 2022, the Board of Directors of the Company (the “Board”) cancelled options with exercise prices above fair market value to purchase a total of 93,540,000 shares of common stock of the Company that were previously issued to certain directors, officers, and consultants pursuant to the Company’s 2017 Stock Option and Stock Bonus Plan (the “2017 Plan”). The Board then granted to such directors, officers, and consultants a total of 93,540,000 replacement options to acquire shares of common stock of the Company pursuant to the 2017 Plan at an exercise price of $0.028 per share, which was the closing price of the Company’s common stock on December 6, 2022. Options to purchase a total of 45,610,000 shares were canceled and reissued to the Company’s CEO and CFO; options to purchase a total of 7,500,000 shares were canceled and reissued to one of the Company’s directors; and options to purchase a total of 40,430,000 shares were canceled and reissued to three of the Company’s consultants. All options granted expire on December 6, 2028.

To date, options to acquire 94,690,000 shares of common stock of the Company have been granted and remain outstanding under the 2017 Plan.

On December 13, 2022, the Board of Directors of the Company cancelled a fully-vested warrant issued to a consultant of the Company, to purchase 6,000,000 shares of common stock of the Company exercisable at $0.26 per share pursuant to the 2017 Plan. As consideration for services, the Board then issued the consultant a new fully-vested warrant, not pursuant to the 2017 Plan, to purchase a total of 6,000,000 shares of common stock of the Company exercisable at $0.028 per share, expiring on December 12, 2028.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 13th day of December, 2022.

ProtoKinetix, Inc.

By:	/s/ Clarence Smith
Clarence Smith, President & CEO